UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2003

CDW Computer Centers, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 N. Milwaukee Ave. Vernon Hills, Illinois		60061

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99, Press Release dated April 15, 2003, announcing first quarter 2003 earnings.

Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 15, 2003, CDW Computer Centers, Inc. (the “Registrant”) issued a press release announcing its first quarter 2003 earnings. A copy of the press release is filed as Exhibit 99.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW COMPUTER CENTERS, INC.

Date: April 15, 2003	By:	/s/ Barbara A. Klein Barbara A. Klein Senior Vice President and Chief Financial Officer

3

Exhibit Index

Exhibit Number	Exhibit

99	Press release dated April 15, 2003, announcing first quarter 2003 earnings.

4